Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2023
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions [text block]
03 –
Acquisitions and dispositions
Business combinations
On April 28, 2023, Deutsche Bank announced that it had reached an agreement on an all-cash offer for the acquisition of Numis Corporation Plc (“Numis”). Numis is a leading corporate broking and advisory house in the United Kingdom, providing strategic advice and capital market connectivity to more than  170  corporate broking clients, including  64  clients in the FTSE 350, representing almost 20 % of the index.
On October 13, 2023, the acquisition was completed and Deutsche Bank acquired a 100 % interest in Numis for a cash purchase price of € 460 million (GBP 397 million).
The intention to acquire Numis aims to establish a prominent position across UK corporate broking and strategic advisory to allow Deutsche Bank to accelerate its Global Hausbank strategy by unlocking a much deeper engagement with corporate clients in the UK. The combination of Deutsche Bank’s UK and Ireland corporate finance business with Numis will be known under the new brand, Deutsche Numis.
Following the acquisition of Numis, the determination of the fair values of the identifiable assets acquired and liabilities assumed as of the acquisition date has been finalized in the fourth quarter 2023 with details included in the table below. The fair value of acquired receivables equal gross contractual amounts which all relate to short term trading activity. Other intangible assets identified in the purchase price allocation include customer relationships (€ 56 million) and tradename (€ 27 million). Goodwill of € 235 million identified in the purchase price allocation mainly represent the expected future economic benefit of synergies and the value of human capital.
Fair Value of Assets Acquired and Liabilities Assumed as of the Acquisition Date
in € m.	October 13, 2023
Cash consideration transferred	460
Total consideration transferred	460

Recognized amounts of identifiable assets acquired and liabilities assumed:[1]
Interbank balances (w/o central banks)	126
Securities borrowed	10
Financial assets at fair value through profit or loss	44
Property and equipment	53
Other intangible assets	84
All other assets	410
Total assets acquired	727
Financial liabilities at fair value through profit or loss	14
All other liabilities	488
Total liabilities assumed	502
Total identifiable net assets	225
Goodwill	235
Total identifiable net assets and goodwill acquired	460

[1] By major class of assets acquired and liabilities assumed.
Deutsche Bank has assigned goodwill resulting from the Numis acquisition to the Investment Bank cash-generating unit (CGU). Given the valuation of the Investment Bank CGU, following the acquisition, goodwill recognized for Numis is considered impaired and was written off in the fourth quarter of 2023 (also refer to Note 23 Goodwill and Other Intangible Assets).
From the date of acquisition, Numis contributed € 31 million of revenues and a € 1 million net loss after tax to the Group results. If the acquisition had taken place at the beginning of the year, the Group’s revenues including Numis would have been € 31.2 billion and profit after tax would have been € 6.4 billion.
During 2022, the Group did not undertake any acquisitions accounted for as business combinations.
In the third quarter 2021, the Group had completed the acquisition of 100 % of the shares in Better Payment Germany GmbH, a Berlin-based early-stage payment service provider. Through this acquisition, the Group intended to expand its market share in payment processing and acceptance. The fair value of the purchase price paid for the acquisition consisted of € 5 million cash and an earn-out consideration of € 3 million contingent upon a number of KPIs to be achieved within 3 years following the acquisition. As part of the purchase price allocation, the Group recorded goodwill of € 5 million assigned to the Corporate Bank CGU. Given the value of the Corporate Bank CGU, the new goodwill was considered impaired and immediately written off in 2021.
Dispositions
The Group finalized several dispositions of subsidiaries/businesses during 2023, 2022 and 2021. These disposals were mainly comprised of businesses the Group had previously classified as held for sale, including the transfer of the digital investment platform of DWS as part of its partnership with BlackFin, and the sale of the Italian financial advisors business to Zurich Italy in 2022, as well as the transfer of the Global Prime Finance & Electronic Equities platform to BNP Paribas in 2021. For more detail, please refer to Note 24 “Non-Current Assets and Disposal Groups Held for Sale”. The total consideration received for these dispositions (thereof in cash) in 2023, 2022 and 2021 was € 117 million (cash € 99 million), € 488 million (cash € 439 million) and € 34 million (cash € 0 million), respectively. The table below shows the assets and liabilities that were included in these disposals.
in € m.	2023	2022	2021
Cash and cash equivalents	7	1,126	0
All remaining assets	105	659	3,507
Total assets disposed	113	1,785	3,507
Total liabilities disposed	213	1,676	8,102